Exhibit 99.2

First Quarter 2021 Supplemental Presentation April 28, 2021

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future ﬁnancial performance. Forward-looking statements by their nature address matters that are, to diﬀerent degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to diﬀer signiﬁcantly from what we expect. More information about factors that could aﬀect Morningstar’s business and ﬁnancial results are in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP ﬁnancial measures including, but not limited to, organic revenue, adjusted operating income and free cash ﬂow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures is provided in the appendix to this presentation and in our ﬁlings with the SEC, including our most recent 8-K, 10-K and 10-Q.

Q1 2021 Financial Performance ($mil) $ 67.2 $44.5 21 20 $92.3 ＋21.2% ＋51.0% ＋50.3% 21 20 $392.8 $324.0 21 20 $61.4 $41.5 ＋23.5% 21 20 $33.6 Adjusted operating income excludes intangible amortization expense and all mergers and acquisitions (M&A)-related expenses from operating income. Free cash ﬂow is deﬁned as operating cash ﬂow less capital expenditures. Operating Income Free Cash Flow** Revenue Adjusted Operating Income* * **

Q1 2021 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, and the eﬀect of foreign currency translations. 21.2% Reported Revenue Growth Impact of M&A and Currency 13.0% 8.2% Contributors of Organic Revenue Growth License-Based 12.1% Asset-Based 5.8% Transaction-Based 24.8% Organic Revenue Growth*

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure. 11.8% 10.7% 11.1% 10.5% 10.8% 10.1% 10.0% 10.6% 12.1% -2.5% 9.2% 8.6% 10.8% 18.0% -0.9% 1.3% 6.0% 5.8% 3.7% 5.6% -6.8% -15.2% -17.2% -46.3% 6.8% 0.7% 24.8% 8.3% 10.0% 10.2% 9.7% 11.6% 7.4% 8.0% 7.9% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Transaction-Based Revenue Asset-Based Revenue License Based Revenue Consolidated Organic Revenue Growth 11.8% 10.7% 11.1% 10.5% 10.8% 10.1% 10.0% 10.6% 12.1% -2.5% 9.2% 8.6% 10.8% 18.0% -0.9% 1.3% 6.0% 5.8% 3.7% 5.6% -6.8% -15.2% -17.2% -46.3% 6.8% 0.7% 24.8% 8.3% 10.0% 10.2% 9.7% 11.6% 7.4% 8.0% 7.9% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Transaction-Based Revenue Asset-Based Revenue License-Based Revenue Consolidated Organic Revenue Growth

Q1 2021 Revenue Drivers:  License-Based Revenue Growth ($mil) +23.2% Reported +12.1% Organic 21 20 License-Based Revenue Drivers: PitchBook (+36.0%), Morningstar Data (+10.2%), and Morningstar Direct (+6.9%) were the primary contributors to license-based organic revenue growth in Q1 2021. Sustainalytics capitalized on robust demand for ESG data, research, and analytics, and green bond validations. Bars represent reported revenue. Organic revenue growth is a non-GAAP measure and excludes the contribution of Sustainalytics and other M&A. $216.0 $266.1

License-Based Quarterly Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil) 54.3% 47.5% 53.2% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 59.2% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 10.0% 10.0% 10.3% 7.9% 6.5% 6.5% 5.5% 6.5% 6.9% 9.1% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 4.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth

License-Based Quarterly Trends Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth 9.2% 10.8% 7.2% 6.6% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth 1.7% -1.0% -5.6% -0.6% -2.4% -4.3% -1.7% 3.2% 3.9% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth

Q1 2021 Revenue Drivers: Asset-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Asset-Based Revenue Drivers: Workplace Solutions (+18.9%) and Morningstar Indexes (+20.0%) were the primary contributors to asset-based organic revenue growth in Q1 2021. Investment Management (-6.1%) organic revenue decline resulted primarily from the impact of previously- disclosed client losses. + 7.3% Reported + 5.8% Organic 21 20 $57.2 $61.4

Asset-Based Quarterly Trends: Investment Management ($bil) Investment Management Q1 2021 AUM/A: Investment Management assets increased 9.9% year over year in aggregate, primarily driven by market performance in Morningstar Managed Portfolios. The drop from Q4 2019 to Q1 2020 in Managed Portfolios—Non-Wholesale is related to the previously disclosed change in fee arrangement and subsequent client loss. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we oﬀer investment strategies and services directly to ﬁnancial advisors in bank, broker/dealer who have a corporate RIA, insurance and RIA channels that oﬀer our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios – Non-Wholesale: We sell services directly to ﬁnancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these ﬁrms * $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale*

Asset-Based Quarterly Trends: Workplace Solutions ($bil) Workplace Solutions Q1 2021 AUM/A: Workplace Solutions Assets grew 44.7% year over year, driven by market performance and further penetration of our Managed Accounts oﬀerings. Within Managed Accounts, Morningstar Retirement Manager was the primary driver of growth in Q1 2021. Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. ***Custom Models/CIT oﬀer customized investment lineups for clients based on plan participant demographics or other speciﬁc factors. $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts * $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts

Q1 2021 Revenue Drivers: Transaction-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Transaction-Based Revenue Drivers: DBRS Morningstar (+23.5%) experienced broad-based growth across geographies, driven by a recovery in structured credit markets and ongoing strength in Canadian corporate debt issuance. Morningstar.com also attracted signiﬁcantly higher year-over-year ad spend. + 28.5% Reported + 24.8% Organic 21 20 $50.8 $65.3

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue Growth by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q1 Revenue Drivers: DBRS Morningstar experienced broad-based growth across geographies in constant currency terms. Revenue grew 41.6% year over year in EMEA, driven by higher issuance in corporate credit and ABS. Growth of 22.4% in Canada primarily driven by strong corporate credit issuance. Growth of 17.6% in the U.S. primarily driven by recovery in CMBS and ABS versus pandemic-driven tightening in Q1 2020. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA 5.1% -16.6% 17.6% 16.5% 32.9% 22.4% -1.0% 3.3% 41.6% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth.

Quarterly Transaction-Based Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q1 2021 Revenue Drivers: Category mix in Q1 2021 was 64% Structured Finance vs 36% Fundamental Ratings. Continued momentum in Canadian corporate debt issuance and demand for global ﬁnancial institution ratings. Recovery in structured credit markets was the primary driver of revenue growth in the quarter, led by higher CMBS and ABS issuance. Recurring revenue represented 36.9% of consolidated total. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings

Q1 2021 Operating Margins Adjusted Operating Margin Operating  Margin 21 20 ＋17.1% ＋23.6% 21 20 Adjusted operating margin is a non-GAAP ﬁnancial measure. ＋13.7% ＋18.9% Operating Margin Drivers: Higher revenue across product areas with leverage in license-based and transaction-based areas. Revenue growth outpaced expense growth adjusted for M&A-related expenses. Expense growth driven by higher salary and beneﬁts, commissions, mutual fund operating expenses and facilities costs. Favorable expense beneﬁts from lower travel and higher capitalized software development.

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP ﬁnancial measure. 19.1% 18.5% 15.8% 11.9% 13.7% 18.7% 12.4% 17.1% 17.1% 21.1% 21.0% 20.4% 17.1% 18.9% 24.3% 25.6% 22.3% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Operating Margin Adjusted Operating Margin 19.1% 18.5% 15.8% 11.9% 13.7% 18.7% 12.4% 17.1% 17.1% 21.1% 21.0% 20.4% 17.1% 18.9% 24.3% 25.6% 22.3% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Operating Margin Adjusted Operating Margin

Q1 2021 Cash Flow and Capital Allocation ($mil) 2 ($mil) Debt Repayment 45.0 CapEx 22.7 Dividends 13.5 Equity Method Investments 5.2 Q1 21 Q1 21 $64.2 $41.5 Operating Cash Flow Free Cash Flow Capital Allocation Total capital deployed in Q1 2021 is higher than operating cash ﬂow due to use of excess cash on hand to repay debt.

Reconciliation from Reported to Organic Revenue Growth *License-based revenue grew 9.9% in Q3 2019 when excluding a $10.5 million non-recurring revenue beneﬁt from prior period results.

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Operating to Adjusted Operating Margin